UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10475

COUNTRY Mutual Funds Trust
(Exact name of registrant as specified in charter)

1705 N. Towanda Ave., P.O. Box 2020
Bloomington, IL  61702
(Address of principal executive offices) (Zip code)

Paul M. Harmon
Office of the General Counsel
1701 Towanda Ave.
Bloomington, IL  61702
(Name and address of agent for service)

1-800-245-2100
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2007

Item 1. Report to Stockholders.

Annual Report

June 30, 2007

COUNTRY Growth Fund

COUNTRY Bond Fund

INVESTMENT ADVISOR’S LETTER TO SHAREHOLDERS

July 2007

Dear Shareholders:

The Wall Street Journal recently published a few articles about fashion and how it differs between countries and even cities. For example, the casual, laid-back look that is standard in Southern California would be entirely out of place in New York City, just as bell-bottom jeans and tie-dyed t-shirts of the 1960’s have been successively replaced by newer fashion over the years. The topic somehow caused me to think about the application of fashion to the world of investments.  Now, investments are one topic most individuals don’t normally associate with fashion. However, today it would appear that what’s old is new again.  The current fashion, or “hot” investment, in today’s market is participation in Private Equity or Hedge Funds type vehicles.  The $25.1 billion offer for RJR Nabisco back in 1988 by private equity firm, Kohlberg Kravis Roberts (KKR) was, at the time, almost unfathomable.  It took almost 15 years to see a deal of that size again.  Today, deals of this magnitude are common.

I mentioned this topic in the last letter; however, the announcement of new mergers and acquisitions (M&A) continues to set all-time records.  The worldwide value of mergers has jumped 63% this year, on top of a very active 2006, currently topping $2 trillion and still counting.  Corporate managements recognize that their company must either deliver results at acceptable levels or they will find themselves to be the target of a competitor or buyout firm that will capture the unrealized potential for themselves. All of this buy-out activity has led to market participants, investors, and traders trying to discover the next deal before anyone else does.  This can lead to very speculative buying and has resulted in strong support for overall stock prices.

Over the past 12 months, corporate earnings have advanced and valuations, as measured by P/E ratios, have expanded leading to solid equity performance. However, from my perspective it seems that most investors are focused on the returns that can be generated and have lost sight of the risk that must be assumed to generate those returns. History has consistently shown that the stock market can be volatile, and even dangerous to investors who do not fully understand the business or the risks. The economic backdrop of the past few years has been very favorable for stocks - interest rates have been low and accommodative for growth, inflation has been mild, and the economy has responded with positive results. But, inflation may be picking up as food and energy price increases filter into the overall economy. Record prices have been seen for many commodities. Corn is at $4/bushel and soybeans are near $9. Crude oil is around $70 per barrel and pump prices for gasoline are bouncing around the $3 per gallon level. If consumers are forced to cut back on their discretionary spending, the slowdown would likely lead to reduced earnings growth and revaluation of equities. In short, although I hope that such a scenario can be avoided, I am concerned that equity returns over the next few years could fall well short of our experience of the past few years.

Bond markets have been impacted by buyout trends as well. Acquirers usually increase debt leverage to fund their purchases, which can lead to credit rating downgrades, not only for an individual company but for similarly situated firms. Additionally, the overall outlook for rates is unclear as the Fed seems to be waiting for definitive signs of economic progress or decline. Increased inflation would likely lead to tighter policies while slowing economic growth could lead to a more accommodative policy.

There are clearly some headwinds in the marketplace today, but the American titans of industry have been tightening their belts and sticking to a budget.  Corporate profits continue to advance at healthy levels and significant amounts of cash have been accumulating.  Many companies are returning this cash to shareholders a number of ways including increasing dividends and buying back their own stock.  Overall, the economy continues to push forward and stock prices are approaching all-time highs.  As the markets advance past the previous highs, we continue to try to strike a balance between managing risks while maximizing shareholder wealth.  Great companies are numerous, but we’re focused on finding the ones that make great investments, which requires finding the right companies selling for the right prices.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-422-8261 or visiting www.countryinvestment.com.

COUNTRY GROWTH FUND
Inception Date 04/21/66 (Class Y)

The annualized returns for the Fund(s) for the period ended June 30, 2007 are as follows:

1 Year	5 Year	10 Years
16.22%	8.70%	6.94%

Expense Ratio — 1.19%

These returns assume all dividends and capital gains distributions were re-invested in the Fund and reflect voluntary fee waivers in effect.  In the absence of fee waivers, returns would be reduced.

Over the past year, domestic equity markets as measured by the S&P 500 Index had a total return of 20.59%.  The average mutual fund with similar characteristics as the Growth Fund (represented by Lipper, Inc.’s Large-Cap Core group) returned 19.59% during this same time period.  As of June 30, 2007, based on total returns, the Growth Fund (Class Y) ranked in the 87th percentile compared to the Lipper peer group for the past year and in the 68th and 32nd percentiles for the past five and ten years, out of 806, 556 and 260 funds, respectively.

Since changing some of our tactics in the latter half of 2006, we have seen an improvement in performance. We have done some re-shuffling of individual stocks as we have found new ideas to replace stocks in the portfolio that have met our objectives. We still see some potential “dark clouds” on the horizon, but for now at least they remain at a distance. We will continue to search for attractive investment candidates that can generate the returns appropriate for the portfolio while keeping close watch on the risks we accept to achieve those returns.

COUNTRY BOND FUND
Inception Date 01/02/97 (Class Y)

The annualized total returns for the Fund for the period ending June 30, 2007 are as follows:

1 Year	5 Year	10 Year
5.08%	3.97%	5.68%

Expense Ratio — .85%

These returns assume all dividend and capital gain distributions were re-invested in the Fund and reflect voluntary fee waivers in effect.  In the absence of fee waivers, returns would be reduced.

After beginning 2007 with a strong tone, the bond market finally began to seek reality in the second quarter as yields began to rise.  The 10-year Treasury yield traded as high as 5.30% during the quarter but retraced some of that rise and settled in at 5.02% at quarter-end.  The high-yield credit market returned over 11.60% for the 12-months ended June as investors, both foreign and domestic, looked to grab as much yield possible.  Signs of weakness in spreads however began to appear late in the quarter as the LBO craze and housing market started to weigh heavily on investors minds.  We continue to wait for a better entry point in the future to move heavily into credit and prefer to invest dollars in highly rated MBS and ABS structures.  Although we believe the treasury market is still somewhat range-bound with cross-currents pulling on the market, it is likely that the range in yields has moved upward.

The Federal Reserve held short rates at 5.25% during the period and has maintained its inflationary bias.  Despite the housing weakness, the economy continues to move ahead at an acceptable pace, likely leaving the Fed on hold for the remainder of the year.

The COUNTRY Bond Fund finished the last twelve months ended June 30th with a  total return of 5.08% versus 5.45% for the Lipper Intermediate Investment-Grade Bond average and 6.15% for the Merrill Lynch U.S. Domestic Master Bond index.  Fund performance was hampered by a slightly shorter duration than our benchmark and our lack of exposure to High Yield credit which was again the best performing sector in the bond market universe.

Sincerely,

Bruce D. Finks
Vice President

Please refer to the Portfolio Highlights sections for index and peer average, including descriptions and performance.  The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market.  The Index does not reflect investment management fees, brokerage commission and other expenses associated with investing in equity securities.

The Lipper Large Cap Core Funds are Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.  Large-cap core funds have more latitude in the companies in which they invest.  These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

The Merrill Lynch U.S. Domestic Master Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds, and Mortgage Pass Through Securities with maturities greater than one year.

The Lipper Intermediate Investment-Grade Debt Funds Average consists of funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of five to ten years.

Price-to-earning ratio reflects the multiple of earnings at which a stock sells.

The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee.  Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of Funds with similar investment objectives.  Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Mutual fund investing involves risk; principal loss is possible.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

For use only when accompanied or preceded by a prospectus.

The Distributor of the COUNTRY Mutual Funds is Quasar Distributors, LLC. (8/07)

COUNTRY Mutual Funds — Expense Example June 30, 2007

As a shareholder of the COUNTRY Growth Fund or COUNTRY Bond Fund, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested for the period 1/01/07 – 6/30/07.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COUNTRY Growth Fund – Class Y

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/07	6/30/07	1/1/07 – 6/30/07*
Actual(1)	$1,000.00	$1,071.10	$5.96
Hypothetical(2)	$1,000.00	$1,019.04	$5.81

(1)	Ending account values and expenses paid during period based on a 7.11% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY Bond Fund – Class Y

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/07	6/30/07	1/1/07 – 6/30/07*
Actual(1)	$1,000.00	$1010.60	$4.24
Hypothetical(2)	$1,000.00	$1,020.58	$4.26

(1)	Ending account values and expenses paid during period based on a 1.06% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY Mutual Funds — Expense Example June 30, 2007

COUNTRY Growth Fund – Class A

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/07	6/30/07	1/1/07 – 6/30/07*
Actual(1)	$1,000.00	$1,071.00	$5.96
Hypothetical(2)	$1,000.00	$1,019.04	$5.81

(1)	Ending account values and expenses paid during period based on a 7.10% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY Bond Fund – Class A

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/07	6/30/07	1/1/07 – 6/30/07 *
Actual(1)	$1,000.00	$1010.50	$4.24
Hypothetical(2)	$1,000.00	$1,020.58	$4.26

(1)	Ending account values and expenses paid during period based on a 1.05% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Illustration of $10,000 Investment June 30, 2007

GROWTH FUND vs. STANDARD & POOR’S 500 INDEX AND LIPPER LARGE CAP CORE FUNDS AVERAGE

Past performance is not indicative of future results.

(1)
The above graph represents the growth of $10,000 of Class Y shares of the Growth Fund.  Class A shares of the Fund commenced on March 1, 2002.  Since inception returns for Class A shares are provided below.

Average Annual Returns*
Class Y - 1 Year	16.22%
Class Y - 5 Year	8.70%
Class Y - 10 Year	6.94%
Class Y - Since Inception (04/21/66)	9.34%
Class A - 1 Year (No Load)	16.21%
Class A - 5 Year (No Load)	8.73%
Class A - Since Inception (03/01/02) (No Load)	6.09%
Class A - 1 Year (Load)**	9.81%
Class A - 5 Year (Load)**	7.51%
Class A - Since Inception (03/01/02) (Load)**	4.97%

*
Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.  The Index is un-managed.

**	Reflects maximum sales charge of 5.50%.

Performance data quoted represents past performance; past performance does not guarantee future results.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling or visiting www.countryinvestment.com

Illustration of $10,000 Investment June 30, 2007

BOND FUND vs. MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE

Past performance is not indicative of future results.

(1)
The above graph represents the growth of $10,000 of Class Y shares of the Bond Fund.  Class A shares of the Fund commenced on March 1, 2002.  Since inception returns for Class A shares are provided below.

Average Annual Returns*
Class Y - 1 Year	5.08%
Class Y - 5 Year	3.97%
Class Y - 10 Year	5.68%
Class Y - Since Inception (01/02/97)	5.65%
Class A - 1 Year (No Load)	5.15%
Class A - 5 Year (No Load)	3.94%
Class A - Since Inception (03/01/02) (No Load)	4.13%
Class A - 1 Year (Load)**	0.68%
Class A - 5 Year (Load)**	3.04%
Class A - Since Inception (03/01/02) (Load)**	3.29%

*
Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.  The Index is un-managed.

**	Reflects maximum sales charge of 4.25%.

Performance data quoted represents past performance; past performance does not guarantee future results.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling or visiting www.countryinvestment.com

COUNTRY Mutual Funds — Allocation of Portfolio Assets June 30, 2007

COUNTRY Growth Fund*

COUNTRY Bond Fund*

* Expressed as a percentage of total investments.

COUNTRY Mutual Funds — Portfolio Highlights

COUNTRY Growth Fund

Average Annual Returns June 30, 2007

	1 Year	5 Years	10 Years
COUNTRY Growth Fund — Class Y (04/21/66)	16.22%	8.70%	6.94%
S&P 500 Index(1)	20.59%	10.71%	7.13%
Lipper Large Cap Core Funds Average(2)	19.59%	9.17%	5.60%
______________

(1)
The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(2)
The Lipper Large Cap Core Funds Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.  Large-cap core funds have more latitude in the companies in which they invest.  These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

Ten Largest Holdings (excludes short-term investments)   June 30, 2007

	Value	Percent of Fund
General Electric Co.	$ 6,813,840	3.02%
Exxon Mobil Corp.	5,829,660	2.59%
Citigroup, Inc.	5,400,837	2.40%
Procter & Gamble Co.	5,017,580	2.23%
Wal-Mart Stores, Inc.	4,897,598	2.17%
CVS Caremark Corporation	4,884,300	2.17%
3M Co.	4,842,882	2.15%
Johnson & Johnson Co.	4,806,360	2.13%
ConocoPhillips	4,749,250	2.11%
American International Group, Inc.	4,656,995	2.07%
	$51,899,302	23.04%

COUNTRY Bond Fund

Average Annual Returns June 30, 2007

	1 Year	5 Years	10 Years
COUNTRY Bond Fund — Class Y (01/02/97)	5.08%	3.97%	5.68%
Merrill Lynch U.S. Domestic Master Bond Index(1)	6.15%	4.56%	6.05%
Lipper Intermediate Investment-Grade Debt Funds Average(2)	5.45%	3.93%	5.00%
______________

(1)	The Merrill Lynch U.S. Domestic Master Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities greater than one year.
(2)
The Lipper Intermediate Investment-Grade Debt Funds Average consists of funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of five to ten years.

Ten Largest Holdings (excludes short-term investments)   June 30, 2007

	Value	Percent of Fund
United States Treasury Bond, 4.500%, 2/15/2036	$4,527,345	3.28%
United States Treasury Note, 4.875%, 8/15/2016	4,444,803	3.22%
United States Treasury Note, 4.750%, 3/31/2011	3,480,586	2.52%
United States Treasury Bond, 5.375%, 2/15/2031	2,926,594	2.12%
Federal Home Loan Mortgage Corp., 5.500%, 3/1/2022	2,869,962	2.08%
United States Treasury Note, 4.625%, 8/31/2011	2,471,875	1.79%
United States Treasury Note, 4.250%, 11/15/2014	2,194,524	1.59%
United States Treasury Note, 4.875%, 8/15/2009	1,998,594	1.45%
United States Treasury Note, 4.875%, 8/31/2008	1,996,876	1.45%
LB-UBS Commercial Mortgage Trust, 4.799%, 12/15/2029	1,889,831	1.37%
	$28,800,990	20.87%

COUNTRY Mutual Funds — Schedule of Investments June 30, 2007

COUNTRY Growth Fund

	Shares	Value
COMMON STOCKS — 99.16%
Consumer Discretionary — 11.44%
Best Buy Co, Inc.	52,000	$2,426,840
Carter’s, Inc. (a)	82,500	2,140,050
Gentex Corporation	227,000	4,469,630
Getty Images, Inc. (a)	84,200	4,025,602
H&R Block, Inc.	95,600	2,234,172
The Home Depot, Inc.	95,200	3,746,120
Limited Brands	120,000	3,294,000
Target Corporation	54,000	3,434,400
		25,770,814
Consumer Staples — 12.15%
Altria Group, Inc.	50,000	3,507,000
Archer-Daniels-Midland Company	93,000	3,077,370
CVS Caremark Corporation	134,000	4,884,300
McCormick & Company	64,700	2,470,246
The Procter & Gamble Company	82,000	5,017,580
Sysco Corporation	107,100	3,533,229
Wal-Mart Stores, Inc.	101,800	4,897,598
		27,387,323
Energy — 11.94%
Apache Corporation	36,900	3,010,671
Chesapeake Energy Corp.	76,400	2,643,440
ChevronTexaco Corp.	35,000	2,948,400
ConocoPhillips	60,500	4,749,250
Exxon Mobil Corporation	69,500	5,829,660
Halliburton Company	114,300	3,943,350
Schlumberger Limited (b)	44,500	3,779,830
		26,904,601
Financials — 15.83%
ACE Limited (b)	57,200	3,576,144
AFLAC INCORPORATED	45,000	2,313,000
American Express Company	47,400	2,899,932
American International Group, Inc.	66,500	4,656,995
Bank of America Corporation	38,669	1,890,527
The Bank of New York Company, Inc.	63,700	2,639,728
Citigroup Inc.	105,300	5,400,837
JPMorgan Chase & Co.	79,620	3,857,589
MGIC Investment Corporation	35,000	1,990,100
SLM Corp.	39,000	2,245,620
Wells Fargo & Company	119,000	4,185,230
		35,655,702
Health Care — 12.23%
Abbott Laboratories	66,500	3,561,075
Amgen Inc. (a)	52,000	2,875,080
Forest Laboratories, Inc. (a)	49,700	2,268,805
Johnson & Johnson	78,000	4,806,360
Medco Health Solutions, Inc. (a)	37,200	2,901,228
Medtronic, Inc.	83,600	4,335,496
Pfizer Inc.	135,000	3,451,950
Wellpoint Inc. (a)	42,000	3,352,860
		27,552,854
Industrials — 11.70%
3M Co.	55,800	4,842,882
Caterpillar Inc.	43,000	3,366,900
Emerson Electric Co.	58,800	2,751,840
FedEx Corp.	23,900	2,652,183
General Electric Company	178,000	6,813,840
Illinois Tool Works, Inc.	70,000	3,793,300
Monster Worldwide, Inc. (a)	52,000	2,137,200
		26,358,145
Information Technology — 16.72%
Cisco Systems, Inc. (a)	125,600	3,497,960
EMC Corporation (a)	151,000	2,733,100
Intel Corporation	194,000	4,609,440
International Business Machines Corporation	24,400	2,568,100
Intuit Inc. (a)	113,900	3,426,112
Iron Mountain, Inc. (a)	77,990	2,037,879
Microsoft Corporation	142,100	4,187,687
Nokia Corp. — ADR	140,000	3,935,400
Oracle Corp. (a)	117,000	2,306,070
QLogic Corp. (a)	125,000	2,081,250
QUALCOMM Inc.	69,100	2,998,249
Western Union Company	158,000	3,291,140
		37,672,387
Materials — 2.41%
Alcoa Inc.	58,000	2,350,740
Newmont Mining Corporation	79,000	3,085,740
		5,436,480
Telecommunication Services — 2.95%
AT&T, Inc.	85,000	3,527,500
Verizon Communications Inc.	76,122	3,133,943
		6,661,443
Utilities — 1.79%
Dominion Resources Inc.	46,700	4,030,677
TOTAL COMMON STOCKS
(Cost $154,181,035)		223,430,426

	Principal
	Amount
MORTGAGE BACKED SECURITIES — 0.17%
Citicorp Mortgage Securities, Inc
5.000%, 08/25/2020	$ 79,535	77,797
Federal Home Loan Mortgage Corp.
7.150%, 09/25/2028 (d)	178,621	178,049
Government National Mortgage Association
9.500%, 06/15/2009	363	377
9.500%, 08/15/2009	161	167
9.000%, 07/15/2016	3,278	3,508
6.500%, 07/15/2029	11,083	11,323
Mortgage IT Trust
4.250%, 02/25/2035 (d)	71,840	70,334
Nomura Asset Acceptance Corporation
6.500%, 10/25/2034 (Acquired 08/18/2004,
Cost $44,819) (c)	42,733	43,196
TOTAL MORTGAGE BACKED SECURITIES
(Cost $386,660)		384,751

The accompanying notes are an integral part of these financial statements.

COUNTRY Mutual Funds — Schedule of Investments June 30, 2007

COUNTRY Growth Fund (continued)

	Shares	Value
SHORT TERM INVESTMENTS — 0.72%
Money Market Funds — 0.72%
Janus Money Market Fund	1,614,885	$1,614,885
TOTAL SHORT TERM INVESTMENTS
(Cost $1,614,885)		1,614,885
TOTAL INVESTMENTS — 100.05%
(Cost $156,182,580)		225,430,062
LIABILITIES IN EXCESS
OF OTHER ASSETS — (0.05)%		(109,199)
TOTAL NET ASSETS — 100.00%		$225,320,863

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
(a)	Non-income producing.
(b)	Foreign issuer.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.  As of June 30, 2007, these securities represented 0.02% of total net assets.

(d)	The coupon rate shown on variable rate securities represents the rates at June 30, 2007.

The accompanying notes are an integral part of these financial statements.

COUNTRY Mutual Funds — Schedule of Investments June 30, 2007

COUNTRY Bond Fund

	Principal
	Amount	Value
ASSET BACKED SECURITIES — 5.65%
AEP Texas Central Transportation
5.170%, 01/01/2020	$1,000,000	$961,579
Capital Auto Receivables Asset Trust
5.030%, 10/15/2009	550,000	548,336
CIT Equipment Collateral
5.050%, 04/20/2014	800,000	786,160
Citibank Credit Card Issuance Trust
4.150%, 07/07/2017	200,000	182,187
Countrywide Asset-Backed Certificates
5.549%, 08/25/2021	1,200,000	1,194,669
5.363%, 03/25/2030	400,000	397,853
4.931%, 05/25/2032 (b)	423,533	412,431
Federal Home Loan Mortgage Corp.
6.400%, 09/25/2028	357,242	356,099
FedEx Corp.
6.720%, 07/15/2023	306,716	322,634
Green Tree Financial Corporation
6.870%, 01/15/2029	70,280	71,689
PG&E Energy Recovery Funding LLC
4.470%, 12/25/2014	400,000	381,548
Residential Asset Securities Corporation
4.767%, 10/25/2032	1,250,000	1,234,639
5.600%, 06/25/2034	1,000,000	960,449
TOTAL ASSET BACKED SECURITIES
(Cost $7,908,678)		7,810,273
CORPORATE BONDS — 12.99%
American Honda Finance Corporation
4.500%, 05/26/2009 (Acquired 05/18/2004,
Cost $299,361) (a)	300,000	295,081
Anadarko Petroleum Corp.
5.950%, 09/15/2016	500,000	488,212
ASIF Global Financing XIX
4.900%, 01/17/2013 (Acquired 01/10/2003,
Cost $249,218) (a)	250,000	242,317
Baltimore Gas and Electric Company
6.730%, 06/12/2012	650,000	674,752
Bank of America Corporation
6.975%, 03/07/2037	250,000	278,485
Burlington Northern Santa Fe
5.720%, 01/15/2024	469,465	466,047
Caterpillar Inc.
5.700%, 08/15/2016	500,000	496,813
Central Illinois Public Service Co.
7.610%, 06/01/2017	300,000	301,474
Central Telephone Company
7.040%, 09/21/2007	500,000	501,482
Comcast Corporation
6.500%, 01/15/2017	750,000	765,717
CSX Corporation
6.420%, 06/15/2010	250,000	254,758
CSX Transportation, Inc.
6.500%, 04/15/2014	600,000	617,796
Daimler Chrysler NA Holding Co.
4.750%, 01/15/2008	250,000	249,136
Federated Retail Holdings, Inc.
5.900%, 12/01/2016	750,000	730,972
Florida Power Corporation
4.800%, 03/01/2013	300,000	286,592
General Electric Capital Corporation
3.000%, 06/27/2018 (b)	856,000	788,163
General Electric Company
5.000%, 02/01/2013	300,000	290,861
Georgia Power Company
5.700%, 06/01/2017	500,000	493,468
GTE South, Inc.
6.000%, 02/15/2008	400,000	401,039
Halliburton Company
6.750%, 02/01/2027	100,000	104,439
Harrah’s Operating Company, Inc.
6.500%, 06/01/2016	500,000	417,500
Home Depot, Inc.
5.250%, 12/16/2013	500,000	482,294
Ingersoll-Rand Co.
6.015%, 02/15/2028 (d)	500,000	508,759
International Bank
Reconstruction & Development
6.000%, 03/04/2020 (b) (d)	500,000	397,500
Lowes Cos, Inc.
5.400%, 10/15/2016	750,000	719,139
Madison Gas & Electric
6.020%, 09/15/2008	300,000	301,187
Marshall & Ilsley Bank
2.900%, 08/18/2009	136,364	132,732
Merck & Co. Inc.
5.760%, 05/03/2037	200,000	204,736
PepsiAmericas, Inc.
4.875%, 01/15/2015	500,000	470,434
Perforadora Centrale
5.240%, 12/15/2018 (d)	306,691	303,906
Province of Ontario
5.500%, 10/01/2008 (d)	400,000	400,949
Rowan Companies, Inc.
5.880%, 03/15/2012	705,000	712,142
Shell International Finance
5.625%, 06/27/2011 (d)	500,000	503,793
Suntrust Capital II
7.900%, 06/15/2027	200,000	208,164
Target Corporation
5.875%, 07/15/2016	750,000	745,581
Time Warner, Inc.
6.875%, 05/01/2012	500,000	521,635
U.S. Central Credit Union
2.700%, 09/30/2009	227,273	219,809
U.S. Trade Funding Corp.
4.260%, 11/15/2014 (Acquired 12/14/2004,
Cost $262,022) (a)	263,256	256,398
Union Pacific Railroad Company
6.630%, 01/27/2022	379,278	391,788
5.866%, 07/02/2030	500,000	501,040
Vessel Management Services Inc.
4.960%, 11/15/2027	328,000	313,630
Viacom, Inc.
5.750%, 04/30/2011 (Acquired 04/05/2006,
Cost $496,980) (a)	500,000	499,276
TOTAL CORPORATE BONDS
(Cost $18,191,268)		17,939,996

The accompanying notes are an integral part of these financial statements.

COUNTRY Mutual Funds — Schedule of Investments June 30, 2007

COUNTRY Bond Fund (continued)

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES — 35.05%
American Tower Trust
5.420%, 04/15/2037 (Acquired 05/01/2007,
Cost $500,000) (a)	$500,000	$487,225
Bank of America Mortgage Securities
5.250%, 10/25/2020	725,846	715,102
Chase Funding Mortgage Loan
4.515%, 02/25/2014	336,617	325,736
Chase Mortgage Finance Corporation
5.500%, 11/25/2035	500,000	495,321
Citicorp Mortgage Securities, Inc
5.000%, 08/25/2020	556,743	544,581
Countrywide Alternative Loan Trust
6.000%, 05/25/2033	537,226	537,880
5.500%, 05/25/2036	500,000	472,550
CS First Boston Mortgage
Securities Corporation
4.980%, 02/25/2032	700,000	675,703
Deutsche Alternative Mortgage Securities, Inc.
5.500%, 02/25/2036	334,819	333,372
Deutsche Mortgage Securities, Inc.
5.059%, 06/26/2035 (Acquired 09/22/2005,
Cost $422,745) (a) (b)	404,653	401,333
Federal Home Loan Bank
4.840%, 01/25/2012	592,701	578,974
4.720%, 09/20/2012	410,072	394,846
Federal Home Loan Mortgage Corp.
3.247%, 11/15/2008	74,612	73,922
5.500%, 03/01/2009	58,694	58,946
7.000%, 03/01/2012	112,716	115,725
4.500%, 05/01/2013	555,938	542,764
5.125%, 12/15/2013	335,080	329,424
5.500%, 10/01/2014	97,324	96,714
5.000%, 03/01/2015	285,634	281,229
6.500%, 03/01/2015	201,188	205,775
5.000%, 11/15/2018	600,000	577,131
5.750%, 12/15/2018	463,667	459,699
5.000%, 10/01/2020	453,929	439,025
5.500%, 03/01/2022	2,911,595	2,869,962
4.500%, 11/15/2023	1,000,000	906,113
6.500%, 10/01/2029	203,858	208,259
5.000%, 10/15/2031	400,000	380,186
5.000%, 06/01/2034	361,435	340,219
5.370%, 02/01/2037	981,210	969,936
Federal National Mortgage Association
6.500%, 03/01/2008	14,885	14,871
5.000%, 03/01/2010	108,141	107,671
5.000%, 03/01/2013	158,787	156,655
4.500%, 04/01/2013	178,898	174,476
5.000%, 04/01/2013	136,763	134,906
5.000%, 05/01/2013	252,950	249,479
5.500%, 06/01/2013	121,170	120,809
3.500%, 09/01/2013	501,168	475,123
4.500%, 09/01/2013	223,292	217,460
5.500%, 10/01/2013	299,865	298,941
5.000%, 02/01/2014	721,691	710,834
3.500%, 02/25/2015	74,180	73,230
6.000%, 06/25/2016	456,110	456,144
4.500%, 06/25/2018	1,250,000	1,165,523
4.500%, 01/01/2019	835,655	796,241
6.500%, 05/01/2019	103,421	104,688
4.516%, 01/01/2020	271,917	266,054
4.500%, 04/01/2020	768,073	729,158
5.500%, 04/25/2023	500,000	475,312
5.500%, 09/01/2025	522,248	509,666
5.500%, 02/01/2033	273,253	264,810
5.500%, 07/01/2033	935,436	906,336
4.193%, 05/01/2034	188,932	182,560
5.500%, 07/01/2035	1,187,752	1,148,475
5.500%, 12/01/2035	474,244	458,562
5.290%, 11/25/2043	1,000,000	985,357
6.500%, 02/25/2044	338,141	343,141
6.500%, 05/25/2044	394,042	400,251
First Nationwide Trust
6.750%, 10/21/2031	49,038	49,002
GE Capital Commercial Mortgage Corporation
4.706%, 05/10/2043	997,085	978,719
GMAC Commercial Mortgage Securities Inc.
6.650%, 09/15/2035	186,575	187,930
Government National Mortgage Association
4.500%, 05/20/2014	269,229	260,860
4.104%, 03/16/2018	1,099,892	1,076,951
4.116%, 03/16/2019	724,681	710,258
4.031%, 01/16/2021	1,151,212	1,123,369
6.500%, 04/15/2026	117,867	120,201
8.000%, 07/15/2026	51,791	54,934
4.130%, 02/16/2027	540,675	530,441
3.727%, 03/16/2027	967,365	936,022
6.500%, 07/15/2029	62,844	64,206
7.500%, 11/15/2029	84,400	88,418
6.000%, 06/15/2031	619,847	618,621
6.000%, 02/15/2032	91,029	90,831
5.000%, 01/15/2033	1,169,205	1,108,507
4.920%, 05/16/2034	600,000	572,853
GS Mortgage Securities Corporation II
6.620%, 10/18/2030	176,156	177,263
Heller Financial Commercial Mortgage
7.750%, 01/15/2034	349,702	363,738
JP Morgan Commercial
Mortgage Finance Corp.
5.050%, 12/12/2034	300,000	291,602
LB-UBS Commercial Mortgage Trust
6.058%, 06/15/2020	145,802	147,198
4.799%, 12/15/2029	2,000,000	1,889,831
Master Adjustable Rate Mortgages Trust
3.818%, 04/21/2034	342,613	336,715
Master Alternative Loan Trust
5.000%, 06/25/2015	332,657	326,514
Merrill Lynch Mortgage Investors, Inc.
5.880%, 12/15/2030	612,235	613,751
Mortgage IT Trust
4.250%, 02/25/2035 (b)	646,557	633,004
Nomura Asset Acceptance Corporation
6.500%, 03/25/2034 (Acquired 01/20/2004,
Cost $111,317) (a)	105,062	106,411
6.500%, 10/25/2034 (Acquired 08/18/2004,
Cost $425,791) (a)	405,967	410,362
Residential Asset Securitization Trust
4.750%, 02/25/2019	409,694	389,209
Salomon Brothers Mortgage Securities VII
6.168%, 11/13/2036	465,533	466,929

The accompanying notes are an integral part of these financial statements.

COUNTRY Mutual Funds — Schedule of Investments June 30, 2007

COUNTRY Bond Fund (continued)

	Principal
	Amount	Value
Small Business Administration
Combination Trust
5.314%, 11/15/2036 (Acquired 10/30/2006,
Cost $999,961) (a)	$1,000,000	$985,194
Small Business Administration
Participation Certificates
3.530%, 05/01/2013	278,513	265,076
5.080%, 11/01/2022	409,173	399,439
4.640%, 05/01/2023	517,716	491,585
5.570%, 03/01/2026	383,515	381,371
Structured Asset Securities Corporation
5.540%, 11/25/2032 (b)	98,215	97,707
Vendee Mortgage Trust
5.750%, 11/15/2032	200,000	194,213
Wachovia Bank Commercial Mortgage Trust
3.003%, 04/15/2035	479,409	472,668
5.230%, 07/15/2041	250,000	244,054
5.509%, 04/15/2047	500,000	486,130
Washington Mutual6
4.119%, 01/25/2033	274,409	272,415
4.846%, 10/25/2035	377,263	371,937
Wells Fargo Mortgage Backed Securities Trust
5.500%, 02/25/2018	400,000	398,216
4.450%, 10/25/2033	758,523	732,340
5.599%, 07/25/2036 (b)	1,172,015	1,166,533
TOTAL MORTGAGE BACKED SECURITIES
(Cost $49,288,056)		48,427,913
MUNICIPAL BONDS — 1.06%
Kentucky State Property & Buildings
Community Revenue Bond
5.100%, 10/01/2015	500,000	482,970
Ohana Military Commercial LLC Notes
5.675%, 10/01/2026	1,000,000	981,500
TOTAL MUNICIPAL BONDS
(Cost $1,501,656)		1,464,470
U.S. GOVERNMENT AGENCY ISSUES — 8.19% (c)
Federal Farm Credit Bank
6.690%, 09/08/2010	500,000	521,434
Federal Home Loan Bank
4.500%, 07/28/2009 (b)	925,000	924,520
4.250%, 11/27/2009 (b)	1,500,000	1,489,220
4.000%, 07/15/2011 (b)	150,000	145,696
4.000%, 06/19/2013 (b)	100,000	97,135
4.000%, 06/26/2013 (b)	290,000	281,252
4.000%, 07/09/2013 (b)	250,000	239,189
4.000%, 07/23/2013 (b)	385,000	380,079
4.000%, 07/23/2013 (b)	210,000	203,034
4.000%, 02/27/2014 (b)	700,000	698,544
5.000%, 03/17/2014 (b)	150,000	148,237
4.500%, 07/02/2015 (b)	1,100,000	1,046,037
4.000%, 12/30/2015 (b)	400,000	375,196
4.000%, 03/30/2016 (b)	150,000	145,300
4.000%, 04/22/2016 (b)	340,000	328,363
4.500%, 06/05/2018 (b)	200,000	190,997
4.250%, 06/12/2018 (b)	600,000	575,160
4.250%, 06/19/2018 (b)	400,000	379,830
4.500%, 06/19/2018 (b)	300,000	285,187
4.000%, 06/26/2018 (b)	425,000	404,919
4.500%, 06/26/2018 (b)	350,000	333,378
4.000%, 07/09/2018 (b)	200,000	188,084
4.250%, 07/17/2018 (b)	650,000	613,705
4.500%, 07/23/2018 (b)	200,000	191,322
Federal Home Loan Mortgage Corp.
4.750%, 02/21/2013	300,000	291,428
New Valley Generation IV
4.687%, 01/15/2022	321,114	311,384
Overseas Private Investment Company
3.420%, 01/15/2015	283,500	267,241
5.685%, 05/15/2012	250,000	254,199
TOTAL U.S. GOVERNMENT AGENCY ISSUES
(Cost $11,312,257)		11,310,070
U.S. TREASURY OBLIGATIONS — 28.66%
U.S. Treasury Bond — 5.40%
5.375%, 02/15/2031	2,850,000	2,926,594
4.500%, 02/15/2036	5,000,000	4,527,345
		7,453,939
U.S. Treasury Inflation Index Bond — 0.84%
2.375%, 01/15/2025	1,205,622	1,159,280
U.S. Treasury Inflation Index Note — 3.65%
0.875%, 04/15/2010	981,486	932,105
3.000%, 07/15/2012	1,378,848	1,405,563
1.875%, 07/15/2013	337,458	323,696
2.000%, 01/15/2014	391,339	376,083
2.500%, 07/15/2016	1,023,000	1,011,571
2.375%, 01/15/2017	1,024,460	1,000,209
		5,049,227
U.S. Treasury Notes — 18.77%
4.625%, 03/31/2008	1,000,000	997,031
3.750%, 05/15/2008	200,000	197,812
4.875%, 08/31/2008	2,000,000	1,996,876
3.125%, 09/15/2008	250,000	244,609
4.875%, 05/15/2009	1,000,000	999,531
4.875%, 08/15/2009	2,000,000	1,998,594
3.500%, 12/15/2009	1,000,000	968,203
3.500%, 02/15/2010	500,000	482,930
4.750%, 02/15/2010	1,000,000	996,328
4.000%, 03/15/2010	300,000	293,320
3.875%, 07/15/2010	500,000	486,054
4.250%, 10/15/2010	1,000,000	980,781
4.750%, 03/31/2011	3,500,000	3,480,586
4.625%, 08/31/2011	2,500,000	2,471,875
4.750%, 05/31/2012	1,000,000	992,188
4.250%, 11/15/2014	2,300,000	2,194,524
4.000%, 02/15/2015	200,000	187,281
4.125%, 05/15/2015	1,100,000	1,036,664
4.500%, 11/15/2015	500,000	482,266
4.875%, 08/15/2016	4,500,000	4,444,803
		25,932,256
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $40,571,833)		39,594,702

The accompanying notes are an integral part of these financial statements.

COUNTRY Mutual Funds — Schedule of Investments June 30, 2007

COUNTRY Bond Fund (continued)

	Principal
	Amount	Value
SHORT TERM INVESTMENTS — 7.48%
Money Market Funds — 7.48%
Federated Prime Obligations Fund	$3,688,055	$3,688,055
Janus Money Market Fund	6,650,000	6,650,000
TOTAL SHORT TERM INVESTMENTS
(Cost $10,338,055)		10,338,055
Total Investments — 99.08%
(Cost $139,111,803)		136,885,479
OTHER ASSETS IN EXCESS
OF LIABILITIES — 0.92%		1,274,817
TOTAL NET ASSETS — 100.00%		$138,160,296

Percentages are stated as a percent of net assets.
(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.  As of June 30, 2007, these securities represented 2.67% of total assets.

(b)	The coupon rate shown on variable rate securities represents the rates at June 30, 2007.
(c)	The obligations of certain U.S. Government-Sponsored entities are neither issued nor guaranteed by the United States Treasury.
(d)	Foreign issuer.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities June 30, 2007

	COUNTRY	COUNTRY
	Growth	Bond
	Fund	Fund
Assets:
Investments in securities:
At cost	$156,182,580	$139,111,803
At value	$225,430,062	$136,885,479
Cash	19,113	1,603
Receivable for capital stock sold	110,906	124,920
Dividends receivable	142,725	—
Interest receivable	17,778	1,294,920
Prepaid expenses and other assets	25,532	14,614
Total assets	225,746,116	138,321,536
Liabilities:
Payable for capital stock redeemed	126,717	40,797
Payable to Advisor	141,462	35,493
Accrued expenses and other liabilities	157,074	84,950
Total liabilities	425,253	161,240
Net Assets	$225,320,863	$138,160,296
Net Assets Consist of:
Paid in capital	139,765,538	140,709,915
Undistributed net investment income	757,396	103,704
Accumulated net realized gain (loss) on investments	15,550,447	(426,999)
Net unrealized appreciation (depreciation) on investments	69,247,482	(2,226,324)
Total — representing net assets applicable to
outstanding capital stock	$225,320,863	$138,160,296
Class Y:
Net assets	$204,770,870	$131,593,356
Shares outstanding	7,762,697	13,278,374
Net asset value, redemption price and offering price per share	$26.38	$9.91
Class A:
Net assets	$20,549,993	$6,566,940
Shares outstanding	778,367	657,262
Net asset value and redemption price per share	$26.40	$9.99
Maximum offering price per share	$27.94	$10.43

The accompanying notes are an integral part of these financial statements.

Statements of Operations for the Year Ended June 30, 2007

	COUNTRY	COUNTRY
	Growth	Bond
	Fund	Fund
Investment Income:
Dividends*	$3,796,085	$—
Interest	742,806	5,683,509
Total investment income	4,538,891	5,683,509
Expenses:
12b-1 fees	222,466	37,100
Investment advisory fees (Note F)	1,676,310	560,695
Transfer agent fees	197,617	95,521
Professional fees	103,691	48,131
Printing	96,106	48,316
Custody fees	35,102	15,209
Trustee’s fees	9,880	5,155
Administration fees	155,755	78,450
Accounting fees	99,216	74,445
Insurance	63,825	30,664
Registration fees	22,866	15,471
Other expense	4,525	6,781
Total expenses	2,687,359	1,015,938
Less: Expenses waived (Note F)	(35,102)	(63,330)
Net expenses	2,652,257	952,608
Net Investment Income	1,886,634	4,730,901
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	21,878,967	(7,723)
Net change in unrealized appreciation / depreciation on investments	10,408,035	(419,520)
Net realized and unrealized gain (loss) on investments	32,287,002	(427,243)
Increase in Net Assets Resulting from Operations	$34,173,636	$4,303,658
* Net of foreign taxes withheld of	$29,175	$—

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	COUNTRY Growth Fund		COUNTRY Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	06/30/07	06/30/06	06/30/07	06/30/06
Operations:
Net investment income	$1,886,634	$2,230,890	$4,730,901	$2,354,123
Net realized gain (loss) on investments	21,878,967	8,932,939	(7,723)	(23,262)
Net change in unrealized appreciation / depreciation on investments	10,408,035	1,424,639	(419,520)	(2,677,336)
Net increase (decrease) in net assets resulting from operations	34,173,636	12,588,468	4,303,658	(346,475)
Dividends and Distributions to Shareholders from Class Y (Note B):
Net investment income	(2,284,061)	(1,614,629)	(4,494,893)	(2,207,477)
Net realized gains on investments	(10,489,969)	(4,133,449)	(1,167)	(49,130)
Total distributions — Class Y	(12,774,030)	(5,748,078)	(4,496,060)	(2,256,607)
Dividends and Distributions to Shareholders from Class A (Note B):
Net investment income	(162,182)	(87,173)	(228,476)	(131,817)
Net realized gains on investments	(816,638)	(234,170)	(68)	(2,926)
Total distributions — Class A	(978,820)	(321,343)	(228,544)	(134,743)
Capital Stock Transactions — (Net) (Note C)	(5,325,786)	3,158,465	74,951,503	15,397,172
Total increase in net assets	15,095,000	9,677,512	74,530,557	12,659,347
Net Assets:
Beginning of year	210,225,863	200,548,351	63,629,739	50,970,392
End of year *	$225,320,863	$210,225,863	$138,160,296	$63,629,739
* Including undistributed net investment income of	$757,396	$1,315,037	$103,704	$48,956

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The tables below set forth financial data for a share of capital stock outstanding throughout each year presented.

	COUNTRY Growth Fund
	Years Ended June 30,
	2007	2006	2005	2004	2003
Class Y Shares
Net asset value, beginning of year	$24.16	$23.44	$22.28	$19.24	$19.48
Inome from investment operations
Net investment income	0.21	0.26	0.21	0.14	0.14
Net realized and unrealized gains (losses)	3.53	1.16	1.17	3.03	(0.26)
Total from investment operations	3.74	1.42	1.38	3.17	(0.12)
Less Distributions
Dividends from net investment income	(0.28)	(0.20)	(0.22)	(0.13)	(0.12)
Distributions from capital gains	(1.24)	(0.50)	—	—	—
Total distributions	(1.52)	(0.70)	(0.22)	(0.13)	(0.12)
Net asset value, end of year	$26.38	$24.16	$23.44	$22.28	$19.24
Total investment return	16.22%	6.10%	6.23%	16.54%	(0.58)%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$204,771	$197,245	$190,955	$175,300	$150,560
Ratio of expenses to average net assets:
Before expense waiver	1.20%	1.25%	1.25%	1.25%	1.16%
After expense waiver	1.19%	1.23%	1.24%	1.24%	1.14%
Ratio of net investment income to average net assets:
Before expense waiver	0.83%	1.03%	0.92%	0.64%	0.78%
After expense waiver	0.84%	1.05%	0.93%	0.65%	0.80%
Portfolio turnover rate(1)	33.17%	18.82%	14.57%	12.41%	9.94%

	COUNTRY Growth Fund
	Years Ended June 30,
	2007	2006	2005	2004	2003
Class A Shares
Net asset value, beginning of year	$24.18	$23.46	$22.30	$19.26	$19.47
Income from investment operations
Net investment income	0.22	0.25	0.23	0.14	0.14 (2)
Net realized and unrealized gains (losses)	3.52	1.17	1.15	3.03	(0.23)
Total from investment operations	3.74	1.42	1.38	3.17	(0.09)
Less Distributions
Dividends from net investment income	(0.28)	(0.20)	(0.22)	(0.13)	(0.12)
Distributions from capital gains	(1.24)	(0.50)	—	—	—
Total distributions	(1.52)	(0.70)	(0.22)	(0.13)	(0.12)
Net asset value, end of year	$26.40	$24.18	$23.46	$22.30	$19.26
Total investment return(3)	16.21%	6.10%	6.22%	16.52%	(0.42)%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$20,550	$12,981	$9,594	$6,175	$2,375
Ratio of expenses to average net assets:
Before expense waiver	1.20%	1.25%	1.25%	1.25%	1.16%
After expense waiver	1.19%	1.23%	1.24%	1.24%	1.14%
Ratio of net investment income to average net assets:
Before expense waiver	0.83%	1.03%	0.92%	0.64%	0.78%
After expense waiver	0.84%	1.05%	0.93%	0.65%	0.80%
Portfolio turnover rate(1)	33.17%	18.82%	14.57%	12.41%	9.94%

(1)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(2)	Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout the period.
(3)	Total investment return does not reflect sales load.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The tables below set forth financial data for a share of capital stock outstanding throughout each year presented.

	COUNTRY Bond Fund
	Years Ended June 30,
	2007		2006	2005	2004	2003
Class Y Shares
Net asset value, beginning of year	$9.84		$10.34	$10.28	$10.98	$10.46
Income from investment operations
Net investment income	0.42		0.42	0.41	0.43	0.45
Net realized and unrealized gains (losses)	0.07		(0.49)	0.17	(0.40)	0.53
Total from investment operations	0.49		(0.07)	0.58	0.03	0.98
Less Distributions
Dividends from net investment income	(0.42)		(0.42)	(0.42)	(0.42)	(0.45)
Distributions from capital gains	(0.00	)(3)	(0.01)	(0.10)	(0.31)	(0.01)
Total distributions	(0.42)		(0.43)	(0.52)	(0.73)	(0.46)
Net asset value, end of year	$9.91		$9.84	$10.34	$10.28	$10.98
Total investment return	5.08%		(0.67)%	5.74%	0.43%	9.59%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$131,593		$60,151	$48,166	$39,813	$47,784
Ratio of expenses to average net assets:
Before expense waiver	0.91%		1.22%	1.24%	1.18%	1.12%
After expense waiver	0.85%		0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets:
Before expense waiver	4.16%		3.88%	3.61%	3.62%	3.88%
After expense waiver	4.22%		4.25%	4.00%	3.95%	4.15%
Portfolio turnover rate(1)	25.97%		17.46%	27.37%	77.46%	74.73%

	COUNTRY Bond Fund
	Years Ended June 30,
	2007		2006	2005	2004	2003
Class A Shares
Net asset value, beginning of year	$9.92		$10.42	$10.36	$11.05	$10.54
Income from investment operations
Net investment income	0.42		0.42	0.41	0.43	0.45
Net realized and unrealized gains (losses)	0.07		(0.49)	0.17	(0.39)	0.52
Total from investment operations	0.49		(0.07)	0.58	0.04	0.97
Less Distributions
Dividends from net investment income	(0.42)		(0.42)	(0.42)	(0.42)	(0.45)
Distributions from capital gains	(0.00	)(3)	(0.01)	(0.10)	(0.31)	(0.01)
Total distributions	(0.42)		(0.43)	(0.52)	(0.73)	(0.46)
Net asset value, end of year	$9.99		$9.92	$10.42	$10.36	$11.05
Total investment return(2)	5.15%		(0.76)%	5.69%	0.53%	9.42%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$6,567		$3,479	$2,804	$1,993	$1,137
Ratio of expenses to average net assets:
Before expense waiver	0.91%		1.22%	1.24%	1.18%	1.12%
After expense waiver	0.85%		0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets:
Before expense waiver	4.16%		3.88%	3.61%	3.62%	3.88%
After expense waiver	4.22%		4.25%	4.00%	3.95%	4.15%
Portfolio turnover rate(1)	25.97%		17.46%	27.37%	77.46%	74.73%

(1)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(2)	Total investment return does not reflect sales load.
(3)	Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

COUNTRY Mutual Funds — Notes to Financial Statements June 30, 2007

Note (A) Organization and Significant Accounting Policies:  The COUNTRY Mutual Funds Trust represent a series of four funds (referred to herein as “Funds”). Each of the Funds has distinct investment objectives and policies. These financial statements contain two of the four Funds. The two Funds are as follows: COUNTRY Growth Fund (“Growth Fund”) and COUNTRY Bond Fund (“Bond Fund”). The COUNTRY Mutual Funds Trust was organized as a business trust under the laws of Delaware on August 13, 2001. The Funds were reorganized as a series of the trust effective October 31, 2001. The Funds are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-ended management investment companies.

The Funds offer Class A and Class Y shares. Class A shares are sold with a front-end sales charge. Class Y shares have no sales charge and are offered only to qualifying institutional investors and shareholders of any COUNTRY Fund on or before March 1, 2002 who have continuously owned shares of any COUNTRY Fund since that date and to certain others who meet the standards set out in the Funds’ Prospectus.

Class A shares sales charge is calculated as follows:

Sales Charge
as % of
Amount of Transaction	Offering Price
Growth
Up to $49,999	5.50%
$50,000-$99,999	4.50%
$100,000-$249,999	3.50%
$250,000-$499,999	2.50%
$500,000-$999,999	2.00%
$1,000,000 & Above	0%

Bond
Up to $49,999	4.25%
$50,000-$99,999	4.00%
$100,000-$249,999	3.50%
$250,000-$499,999	2.50%
$500,000-$999,999	2.00%
$1,000,000 & Above	0%

The Funds’ prospectus provides descriptions of each Fund’s investment goals and principal strategies. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

(1)
Security Valuation: In valuing a Fund’s assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined.  If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day.  Securities primarily traded in the Nasdaq National Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last bid price on the day of valuation. Over-the-counter securities not listed on the Nasdaq National Market System are valued at the mean of the current bid and asked prices. Securities other than short-term securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor to reflect the fair market value of such securities. Short-term investments, such as those with a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair market value. Securities may be valued at fair value as determined in good faith by the Board of Trustees.

(2)
Investment Income and Securities Transactions:  Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is accrued daily and adjusted, if necessary, for accretion of discount and amortization of premium. Securities transactions are accounted for on the trade date basis. Gains or losses on the sale of securities are determined by use of the specific identification method for both financial reporting and income tax purposes.

(3)
Federal Income Taxes:  The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and intend to distribute substantially all of their net taxable income annually. Accordingly, no provisions for Federal income taxes have been recorded in the accompanying financial statements.

(4)
Dividends and Distributions:  Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles (“GAAP”).

GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustments relating to paydown gains/(losses) and the effects of mergers.

	Undistributed	Additional
	Net Investment	Accumulated	Paid-in
	Income	Gains/(losses)	Capital
Country Growth Fund	1,968	(2,048)	80
Country Bond Fund	47,216	(354,877)	307,661

(5)
Other:  Expenses shared by the Trust are generally allocated to each Fund based upon relative net assets. Expenses directly attributable to a specific Fund are allocated directly to that Fund. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon relative net assets. Expenses directly attributable to a specific class of shares are allocated directly to that class.

Note (B) Dividends from Net Investment Income and Distributions of Capital Gains:  The Growth Fund declares and distributes net investment income dividends to shareholders twice a year. The Bond Fund declares and distributes net investment income dividends to shareholders monthly. Dividends are automatically reinvested in additional Fund shares, at the then current net asset value, for those shareholders that have elected the reinvestment option. Net realized gains from investment transactions, if any, of all Funds are distributed at least annually.

Note (C) Capital Stock:  At June 30, 2007, each of the Funds is authorized to issue an unlimited number of shares.

COUNTRY Mutual Funds — Notes to Financial Statements June 30, 2007 (continued)

Transactions in capital stock were as follows:

	GROWTH FUND
	Year Ended		Year Ended
	June 30, 2007		June 30, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	166,506	$4,157,583	199,293	$4,814,936
Shares issued in connection with the Acquisition of Country Balanced Fund	192,276	4,597,329	—	—
Shares issued through reinvestment of dividends	40,556	978,569	13,441	321,198
Shares redeemed	(157,881)	(3,946,319)	(84,704)	(2,058,079)
Total Class A transactions	241,457	5,787,162	128,030	3,078,055
Class Y
Shares sold	980,933	24,364,750	1,223,214	29,551,818
Shares issued in connection with the Acquisition of Country Balanced Fund	675,134	16,128,944	—	—
Shares issued through reinvestment of dividends	503,143	12,081,110	225,321	5,380,917
Shares redeemed	(2,561,536)	(63,687,752)	(1,428,716)	(34,852,325)
Total Class Y transactions	(402,326)	(11,112,948)	19,819	80,410
Net increase (decrease) in capital stock	(160,869)	$(5,325,786)	147,849	$3,158,465

	BOND FUND
	Year Ended		Year Ended
	June 30, 2007		June 30, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	201,055	$2,025,670	117,276	$1,189,626
Shares issued in connection with the Acquisition
of Country Short Term Bond Fund	201,336	2,037,525	—	—
Shares issued through reinvestment of dividends	22,676	228,459	13,312	134,581
Shares redeemed	(118,590)	(1,197,609)	(48,855)	(493,812)
Total Class A transactions	306,477	3,094,045	81,733	830,395
Class Y
Shares sold	4,613,197	46,198,200	2,239,916	22,497,581
Shares issued in connection with the Acquisition
of Country Short Term Bond Fund	4,053,949	40,701,553	—	—
Shares issued through reinvestment of dividends	424,464	4,242,820	210,329	2,109,469
Shares redeemed	(1,926,024)	(19,285,115)	(994,194)	(10,040,273)
Total Class Y transactions	7,165,586	71,857,458	1,456,051	14,566,777
Net increase in capital stock	7,472,063	$74,951,503	1,537,784	$15,397,172

Note (D) Investment Transactions: Purchases and sales of investment securities, other than U.S. government obligations and short-term investments, for the year ended June 30, 2007 were as follows:

	Purchases	Sales
Growth Fund	$70,014,458	$83,649,639
Bond Fund	$32,183,831	$20,736,621

For the year ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of U.S. government obligations were as follows:
	Purchases	Sales
Growth Fund	$—	$960,362
Bond Fund	$29,540,699	$6,158,451

Note (E) Income Tax Information: At June 30, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth Fund	Bond Fund
Cost of investments	$156,182,660	$139,133,577
Gross unrealized appreciation	$71,707,303	$347,434
Gross unrealized depreciation	(2,459,901)	(2,595,532)
Net unrealized appreciation/(depreciation)	$69,247,402	$(2,248,098)
Undistributed ordinary income	$1,923,944	$103,704
Undistributed long-term capital gains	14,383,979	—
Total distributable earnings	$16,307,923	$103,704
Other accumulated losses and temporary differences	$—	$(405,225)
Total accumulated earnings (losses)	$85,555,325	$(2,549,619)

The difference between cost of investments for financial reporting and cost of investments for Federal income tax is due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale deferrals).

COUNTRY Mutual Funds — Notes to Financial Statements June 30, 2007 (continued)

The tax character of distributions paid during the year ended June 30, 2007 and the year ended June 30, 2006 were as follows:

	For the Year Ended	For the Year Ended
	June 30, 2007	June 30, 2006
Growth Fund
Ordinary income	$2,614,170	$1,868,510
Long-term capital gain	11,138,680	4,200,911
	$13,752,850	$6,069,421

	For the Year Ended	For the Year Ended
	June 30, 2007	June 30, 2006
Bond Fund
Ordinary income	$4,724,604	$2,361,047
Long-term capital gain	—	30,303
	$4,724,604	$2,391,350

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earning and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2007. Capital loss carryovers and post-October loss deferrals as of June 30, 2007 were as follows:

	Net Capital		Capital Loss	Post-October
	Loss		Carryover	Loss
	Carryover(1)		Expiration	Deferral(2)
Bond Fund	$88,505		6/30/2015	$9,059
	70,112	*	6/30/2012
	120,116	*	6/30/2013
	117,433		6/30/2014

(1)	Capital gain distributions will resume in the future to the extent gains realized in excess of the available carryovers.
(2)	Loss is recognized for tax purposes on July 1, 2007.
*	Capital loss carryovers from Short-Term Bond Fund.

Note (F) Advisory and Other Related Party Transactions:  Under its Advisory Agreements with the Funds, COUNTRY Trust Bank (the “Advisor”) provides investment advisory services for the Funds. The Funds pay the Advisor at the following annual percentage rates of the average daily net assets of each Fund: Growth Fund 0.75%; and Bond Fund 0.50%. These fees are accrued daily and paid to the Advisor monthly. COUNTRY Trust Bank serves as the Funds’ Custodian, without compensation after voluntary waivers. Custody fees waived for Growth Fund and Bond Fund for the year ended June 30, 2007 were: $35,102 and $15,209, respectively.

The Advisor agreed to reduce its fees and reimburse the Bond Fund to the extent total annualized expenses exceed 0.85% of average daily net assets.  This agreement has been in effect for the Bond Fund since November 1, 1997 as a non-contractual waiver.  Effective January 30, 2002, this agreement became contractual.  These agreements may be terminated at any time after October 31, 2008.

Investment advisory fees and expenses reimbursed by the Advisor, for the year ended June 30, 2007, were as follows:

			Expenses
	Advisory	Advisory	Reimbursed
	Rate	Fee	by Advisor*
Growth Fund	0.75%	$1,676,310	$—
Bond Fund	0.50%	$560,695	$48,121

*    Excludes waiver of custody fees.

At June 30, 2007, 60.6% of the shares outstanding of the Growth Fund and 94.4% of the shares outstanding of the Bond Fund are represented by omnibus accounts held for the benefit of the Advisor’s clients, including a defined contribution benefit plan sponsored by the Advisor.

The legal counsel to the Funds also serves as in-house counsel to the Advisor and as secretary to the Funds. Legal fees expensed by the Growth Fund and Bond Fund during the year ended June 30, 2007 were: $68,275, and $31,101, respectively.

Note (G) Distribution Services Agreements:  Quasar Distributors, LLC serves as the Funds’ Distributor. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Funds have each adopted a Plan of Distribution (the “Plans”), effective October 31, 2001. The Plans permit the Funds to pay certain expenses associated with the distribution of their shares. The maximum annual contractual fee under the Plans is 0.25% of the average daily net assets of each Fund. For the year ended June 30, 2007, the Rule 12b-1 expenses incurred by the Growth Fund and the Bond Fund were 0.10% and 0.03%, respectively.

Note (H) Merger of the Funds:  Two of the funds of the Trust were acquired by two other funds of the Trust on September 22, 2006, pursuant to a plan of reorganization approved by the shareholders of the acquired funds on September 18, 2006.  The acquisitions were accomplished in tax-free exchanges of shares as indicated below:

Acquiring Fund:  COUNTRY Growth Fund
Acquired Fund:   COUNTRY Balanced Fund

Shares of Growth Fund issued:		Shares of Balanced Fund exchanged:
• Class A	192,276	• Class A	305,123
• Class Y	675,134	• Class Y	1,074,071

Acquiring Fund:  COUNTRY Bond Fund
Acquired Fund:  COUNTRY Short-Term Bond Fund

		Shares of Short-Term
Shares of Bond Fund issued:		Bond Fund exchanged:
• Class A	201,336	• Class A	202,834
• Class Y	4,053,949	• Class Y	4,075,137

Total net assets of the Acquired Funds were combined with the net assets of the Acquiring Fund at acquisition date.  Information relating to the net assets of the Acquired and Acquiring Funds at the acquisition date is included below:

COUNTRY Mutual Funds — Notes to Financial Statements June 30, 2007 (continued)

		COUNTRY
	COUNTRY	Short Term
	Balanced Fund	Bond Fund
Composition of Net Assets
of Acquired Funds:
Paid in capital	$16,660,542	$43,454,935
Accumulated net income	—	—
Undistributed net realized loss	(80)	(307,661)
Net unrealized
appreciation/(depreciation)	4,065,811	(408,196)
Total Net Assets	$20,726,273	$42,739,078

	COUNTRY	COUNTRY
	Growth Fund	Bond Fund
Net assets of Acquiring Funds:
Before the merger	$213,316,965	$74,996,339
After the merger	$234,043,238	$117,735,417

The utilization of the capital loss carryovers of the Acquired Funds may be subject to limitations under current tax regulations.  COUNTRY Short-Term Bond had a capital loss carryover of $307,661.

Note (I) New Accounting Standards:  On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.  Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  As a result, the Funds will incorporate FIN 48 in their semi-annual report as of December 31, 2007.  At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements.  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years, which will first be seen in the December 31, 2008 financial statements.  As of June 30, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Note (J) SID Registration: In October 2006 the Financial Services Regulatory Relief Act (“FSRRA”) became law.  In part, the FSRRA exempted federal thrifts such as COUNTRY Trust Bank from federal registration as an investment advisor for most activities.  In response to this change in the law, COUNTRY Trust Bank has withdrawn its registration as an investment advisor with the U.S. Securities and Exchange Commission.  As of July 30, 2007, COUNTRY Fund Management, a Department of COUNTRY Trust Bank, and a federally registered investment advisor, serves as Investment Advisor to the Funds of COUNTRY Mutual Funds Trust.

COUNTRY Mutual Funds — Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
COUNTRY Mutual Funds Trust:

We have audited the accompanying statement of assets and liabilities of COUNTRY Mutual Funds Trust, comprising the COUNTRY Growth Fund and the COUNTRY Bond Fund (the “Funds”), including the schedule of investments, as of June 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included verification by examination of securities held by the custodian as of June 30, 2007, and confirmation of securities not held by the custodian by correspondence with others.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at June 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
August 20, 2007

Additional Tax Information (unaudited)

For the fiscal year ended June 30, 2007, the Country Growth Fund designates 100% of dividends declared from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

The Country Growth Fund designates 100% of dividends declared during the fiscal year ended June 30, 2007 as dividends qualifying for the dividends received deduction available to corporate shareholders.

COUNTRY Mutual Funds — Trustees and Officers Information

COUNTRY Mutual Funds Trust(1) Trustees and Officers

Name/			Principal Occupation During Past Five Years
Address(2)/Birthday	Age	Position Held	and Other Directorships Held by Trustee

William G. Beeler	68	Trustee since	Chairman, Environment Committee to Study McLean County into the 21st
(2/26/39)		October 2005
Century; Past Chairman, McLean County Cooperative Extension Council; Past Member, McLean County Zoning Board of Appeals; McLean County Regional Planning Commission; Past Chairman, McLean County Livestock Association. Farmer.

Charlot R. Cole	66	Trustee since 1996	Property Developer, 1979 to date; Member Macoupin-Greene County Cooperation
(6/12/41)			Extension Council (formerly Macoupin County Cooperative Extension Council), 1992 to date and President, 1995 to date; Secretary/Treasurer, Cole Farms, Inc., 1993 to date. Farmer.

William H. Olthoff*	64	Trustee since July, 2007	Director: Illinois Agricultural Association and Affiliated Companies, 2000 to date
(7/11/43)			(3); Director: COUNTRY Trust Bank, 2003 to date (4). Farmer.

Nancy J. Erickson	49	Trustee since 1995	President of McHatton Farm Management, Inc., 1981 to date. Farmer.
(8/24/57)

Robert D. Grace	60	Trustee since 2001	Director, Illini FS, Inc., 1990 to date; Secretary, Illini FS, Inc., 1997 to date.
(3/20/47)			Farmer.

Robert W. Weldon	73	Trustee since 2003	Retired. Board Member, Town of Normal Police Pension Board, 2001 to date.
(1/30/34)		Chairman of the Board
		since 2006

Carson H. Varner, Jr.	62	Trustee since	Professor of Business Law, College of Business, Illinois State University, 1984 to
(5/18/45)		March 2007	date; Farm Manager, Varner Farms, Edgar County, Illinois, 1980 to date.

Kurt Bock	54	Treasurer since	Treasurer: Illinois Agricultural Association and Affiliated Companies(3), July 1,
(4/14/53)		July 2005	2005 to date; Assistant Treasurer, Illinois Agricultural Association, June 1 to June 30, 2005; Chief Executive Officer, IAA Credit Union 2003 to 2005; 2000 to 2003 Commander, United States Air Force.

Peter J. Borowski	57	Controller since	Vice President and Controller, COUNTRY Trust Bank 2005 to Present and
(5/10/50)		July 2005	COUNTRY Insurance and Financial Services (5), 2003 to Present.

Barbara L. Mosson	55	Chief Compliance Officer	Compliance Officer, COUNTRY Trust Bank, 2000 to date (4)
(4/30/52)		since 2005, Anti-Money
		Laundering Compliance
		Officer since 2004

Bruce D. Finks	54	Vice President since 1996	Vice President – Investments: COUNTRY Trust Bank, 1995 to date (4).
(1/31/53)

Robert J. McDade	38	Vice President since 2003	Vice President Trust Services and Trust Officer: COUNTRY Trust Bank (4),
(10/16/68)			2003 to date; Assistant General Counsel: Illinois Agricultural Association and Affiliated Companies (3), 1995 to 2003.

John D. Blackburn	59	Vice President since 2001	Chief Executive Officer: COUNTRY Insurance & Financial Services (5), 2001 to
(4/2/48)			date.

Robert W. Rush, Jr.	61	Vice President since 1999	Senior Vice President & Trust Officer: COUNTRY Trust Bank, 1999 to date (4).
(9/3/45)

Richard L. Guebert, Jr.	56	Vice President	Director and Vice President: Illinois Agricultural Association and Affiliated
(8/9/51)		since 2004	Companies (3), 2003 to date; Vice President: COUNTRY Trust Bank, 2003 to
			date (4); President-Randolph County Farm Bureau, 1997 to 2003. Farmer.

Philip T. Nelson*	50	Trustee and President	President, 2003 to date; Vice President: COUNTRY Mutual Funds Trust, 2000 to
(6/12/57)		since 2003	2003; Director and Vice President: Illinois Agricultural Association and Affiliated
			Companies, 1999 to 2003 (3); Vice President: COUNTRY Trust Bank, 1999 to 2003 (4). Farmer.

Paul M. Harmon	65	Secretary since 1995 and	General Counsel: Illinois Agricultural Association and Affiliated Companies, 1996
(7/17/42)		General Counsel since 1996	to date (3); Secretary: Illinois Agricultural Association and Affiliated Companies, 1998 to date (3); General Counsel & Secretary: COUNTRY Trust Bank, 1996 to date (4).

Derek C. Vogler	36	Vice President	Vice President – Investments; COUNTRY Trust Bank, 2006 to date; Investment
(10/5/71)		since 2006	Officer, COUNTRY Trust Bank, 1995 to 2006.

(1)
All trustees represent all four portfolios of the COUNTRY Mutual Funds complex.  COUNTRY Mutual Funds Trust currently is comprised of the following four portfolios:  COUNTRY Growth Fund, COUNTRY Bond Fund, COUNTRY VP Growth Fund, COUNTRY VP Bond Fund.

(2)	The mailing address for all officers and trustees of the funds is c/o COUNTRY Trust Bank, 1705 N. Towanda Avenue, Bloomington, Illinois 61702.
(3)
Affiliated Companies of the Illinois Agricultural Association include without limitation members of the COUNTRY Insurance & Financial Services Group, Illinois Agricultural Holding Co., AgriVisor Services, Inc., Illinois Agricultural Service Company and IAA Foundation.

(4)	COUNTRY Trust Bank was formed on May 1, 2000 and is the successor to IAA Trust Company, an Illinois corporation with trust powers which was reorganized into a federal thrift.
(5)
COUNTRY Insurance & Financial Services is a group of insurance and financial services companies which includes: COUNTRY Mutual Insurance Company, COUNTRY Preferred Insurance Company, COUNTRY Casualty Insurance Company, COUNTRY Life Insurance Company, COUNTRY Investors Life Assurance Company, COUNTRY Capital Management Company, COUNTRY Trust Bank and CC Services, Inc. and other Affiliated Companies.

*	Interested Trustees

Availability of Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-245-2100 and the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30, 2007 will be available after August 31, 2007 on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with the Funds’ fiscal quarter ending September 30, 2004, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q.  The Funds will file Form N-Q for the first and third quarters of each fiscal year.  The Funds’ Form N-Q are on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Statement of Additional Information (SAI):

The SAI contains more detailed information on all aspects of the Funds.  It has been filed with the Securities and Exchange Commission and is incorporated by reference.

To request a free copy of the current SAI please write or call

COUNTRY Funds
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 245-2100

or contact

COUNTRY Trust Bank
(309) 821-4600

Information about the Funds (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090.  Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.  You may request documents from the SEC, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.  To aid you in obtaining this information, the Funds’ 1940 Act registration number is 811-10475.

Investment management, retirement, trust and planning services

COUNTRY Trust Bank
1705 N. Towanda Ave., PO Box 2020
Bloomington, IL 61702-2020
www.countryinvestment.com

SEC file # 811-10475

COUNTRY Mutual Funds Trust
COUNTRY Growth Fund
COUNTRY Bond Fund

Board of Trustees
Robert W. Weldon
Philip T. Nelson
William G. Beeler
Charlot R. Cole
William H. Olthoff
Nancy J. Erickson
Roger D. Grace
Carson Varner, Jr.

Officers
Philip T. Nelson, President
Bruce D. Finks, Vice President
Robert W. Rush Jr., Vice President
Richard L. Guebert, Jr., Vice President
John D. Blackburn, Vice President
Robert J. McDade, Vice President
Derek C. Vogler, Vice President
Paul M. Harmon, Secretary and General Counsel
Kurt F. Bock, Treasurer
Peter J. Borowski, Controller
Barbara L. Mosson, Chief Compliance Officer
  and Anti-Money Laundering Compliance Officer

Investment Advisor
COUNTRY Fund Management, a Department of
  COUNTRY Trust Bank
Bloomington, Illinois

Distributor
Quasar Distributors, LLC
Milwaukee, Wisconsin

Transfer Agent
U.S. Bancorp Fund Services, LLC
Milwaukee, Wisconsin

Custodian
COUNTRY Trust Bank
1705 N. Towanda Ave.
Bloomington, Illinois  61702-2020
www.countryinvestment.com

Independent Registered Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

General Counsel
Paul M. Harmon, Esq.
Office of the General Counsel
Bloomington, Illinois

This Report has been prepared for the general information of shareholders of the Funds and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains details concerning the sales charge and other pertinent information.

F30-113-06 (08/07)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Robert W. Weldon is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.   The following table details the aggregate fees billed or expected to billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2007	FYE 6/30/2006
Audit Fees	$45,000	$89,700
Audit-Related Fees
Tax Fees	$9,200	$20,000
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2007	FYE 6/30/2006
Registrant
Registrant’s Investment Adviser	$41,700	$32,100

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                COUNTRY Mutual Funds Trust

By (Signature and Title)           /s/ Philip T. Nelson
Philip T. Nelson, President

Date                       8/22/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /s/ Philip T. Nelson
Philip T. Nelson, President

Date                     8/22/2007

By (Signature and Title)          /s/ Kurt F. Bock
Kurt F. Bock, Treasurer

Date                      8/22/2007